================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
                       (Pursuant to Section 13(e) of the
                        Securities Exchange Act of 1934)

                      THE MANHATTAN LIFE INSURANCE COMPANY
                              (Name of the Issuer)

                      THE MANHATTAN LIFE INSURANCE COMPANY
                    THE UNION CENTRAL LIFE INSURANCE COMPANY
                      (Name of Person(s) Filing Statement)

                     Guarantee Capital Stock, $2 Par Value
                         (Title of Class of Securities)

                                   563080100
                     (CUSIP Number of Class of Securities)

                                 James J. Breen
                                   Of Counsel
                      The Manhattan Life Insurance Company
                              111 West 57th Street
                           New York, New York  10019
                           Telephone:  (212) 484-9300
                     (Name, Address and Telephone Number of
                          Person Authorized to Receive
                    Notices and Communications on Behalf of
                          Person(s) Filing Statement)

                                    Copy to:
                              Michael Groll, Esq.
                     LeBoeuf, Lamb, Greene & MacRae, L.L.P.
                              125 West 55th Street
                         New York, New York 10019-5389
                                 (212) 424-8000

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. [_] The filing of a registration statement under the Securities Act of 1933.
c. [_] A tender offer.
d. [_] None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]
================================================================================

                           CALCULATION OF FILING FEE

================================================================================

          Transaction valuation*                      Amount of
                                                      Filing Fee

================================================================================

          $6,835,140                                  $1,367

================================================================================

* Calculation based upon 911,352 shares of the Company's guarantee capital stock, $2.00 par value per share, to be redeemed for cash consideration of $7.50 per share.

[_] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     Amount Previously Paid:
     Form or Registration No.:
     Filing Party:
     Date Filed:

                                  INTRODUCTION


          This Rule 13e-3 Transaction Statement on Schedule 13E-3 is being filed by The Manhattan Life Insurance Company (the "Company") and The Union Central Life Insurance Company ("UCLIC") with respect to the class of equity securities of the Company that is subject to a Rule 13e-3 transaction. The Company is submitting to its shareholders a proposal to approve (i) an amendment of its Amended Charter providing for a reduction in the authorized guarantee capital of the Company from 5,000,000 guarantee capital shares, $2.00 par value per share (the "Capital Stock") to 11 guarantee capital shares, $835,406 par value per share (the "New Capital Stock"), (ii) a 303,784 to one reverse stock split of the Capital Stock, whereby each shareholder that surrenders 303,784 shares of Capital Stock and contributes cash in the amount of $227,838 (all of which cash amount will be contributed to the guarantee capital of the Company), will receive in exchange one share of New Capital Stock, and (iii) a cash payment in the amount of $7.50 per share of the currently outstanding Capital Stock in lieu of the issuance of any resulting fractional shares of New Capital Stock to shareholders who, after the reverse stock split, own fractional shares of the New Capital Stock (items (i), (ii) and (iii) will be considered one proposal and will be collectively referred to herein as the "Reverse Stock Split"). The Reverse Stock Split will be effected on the terms and subject to the conditions set forth in the Company's Proxy Statement for a Special Meeting of Shareholders of the Company scheduled to be held on November __, 1996 (including all annexes thereto, the "Proxy Statement"), a copy of which is attached as Exhibit (d)(1) hereto and which Proxy Statement is hereby expressly incorporated herein by reference in its entirety. If the proposed Reverse Stock Split is consummated, it is anticipated that UCLIC, which owns approximately 72.8% of the outstanding shares of Capital Stock, will be the sole holder of the New Capital Stock and the holdings of all other shareholders will be reduced to a fraction of a share of New Capital Stock for which such other shareholders will be paid in cash in lieu of the issuance of certificates for such fractional shares.

          The following cross-reference sheet is provided pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement filed by the Company with the Securities and Exchange Commission on the date hereof of the information required to be included in response to the items of this Statement.

                    CROSS-REFERENCE SHEET SHOWING LOCATION
                        IN PRELIMINARY PROXY STATEMENT
                          OF INFORMATION REQUIRED BY
                            ITEMS IN SCHEDULE 13E-3
             (PURSUANT TO GENERAL INSTRUCTION F TO SCHEDULE 13E-3)


   SCHEDULE 13E-3 ITEM                  LOCATION IN PROXY STATEMENT
   -------------------                  ---------------------------

1. Issuer and Class of Security
   Subject to the Transaction

   Item 1(a)..........................  Cover Page and "General -- Record
                                        Date; Voting; Vote Required"

   Item 1(b)..........................  Cover Page, "Summary -- Record Date;
                                        Voting; Vote Required" and "General
                                        -- Record Date; Voting; Vote Required"

   Item 1(c)..........................  "Market Prices for the Capital Stock"

   Item 1(d)..........................  "Dividends"

   Item 1(e)..........................  Not applicable

   Item 1(f)..........................  Not applicable

2. Identity and Background              This Statement is being filed by the
                                        Company and UCLIC.

   Items 2(a)-(d).....................  "Management of the Company" and
                                        "Management of UCLIC"

   Items 2(e) and (f).................  During the last five years, neither the
                                        Company, UCLIC nor any of the persons
                                        with respect to whom information is
                                        provided in response to this item (i)
                                        has been convicted in a criminal
                                        proceeding (excluding traffic violations or similar misdemeanors) or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, Federal

   SCHEDULE 13E-3 ITEM                  LOCATION IN PROXY STATEMENT
   -------------------                  ---------------------------

                                        or State securities laws or finding
                                        any violation of such laws.

   Item 2(g)..........................  All executive officers and directors of the Company and of UCLIC are
                                        citizens of the United States.

3. Past Contracts,
   Transactions or Negotiations

   Item 3(a)(1).......................  Not applicable

   Items 3(a)(2) and (b)..............  Not applicable

4. Terms of the Transaction

   Items 4(a) and (b).................  "Summary -- Purpose of the Special
                                        Meeting," "Summary -- Record Date;
                                        Voting; Vote Required," "Summary --
                                        Exchange of Certificates and Payment
                                        for Fractional Shares of New Capital
                                        Stock," "Summary -- Financing and
                                        Expenses of the Reverse Stock Split,"
                                        "General -- Purpose of the Special
                                        Meeting," "General -- Record Date;
                                        Voting; Vote Required," "General --
                                        Amendment of Charter to Effect a
                                        Reverse Stock Split," "Special
                                        Factors -- Certain Effects of and
                                        Conduct of the Company's Business
                                        After the Reverse Stock Split,"
                                        "Special Factors -- Exchange of
                                        Certificates and Payment for
                                        Fractional Shares of New Capital
                                        Stock," "Special Factors -- Financing
                                        and Expenses of the Reverse Stock
                                        Split," "Security Ownership of
                                        Certain Beneficial Owners" and
                                        "Security Ownership of Management"

5. Plans or Proposals of the Issuer
   or Affiliate

   Items 5(a)-(g).....................  "Summary -- Reasons for the Reverse
                                        Stock Split," "Summary

   SCHEDULE 13E-3 ITEM                  LOCATION IN PROXY STATEMENT
   -------------------                  ---------------------------

                                        -- Certain Effects of and Conduct of
                                        the Company's Business After the
                                        Reverse Stock Split," "Special
                                        Factors -- Reasons for the Reverse
                                        Stock Split" and "Special Factors --
                                        Certain Effects of and Conduct of the
                                        Company's Business After the Reverse
                                        Stock Split"

6. Source and Amount of Funds or
   Other Consideration

   Items 6(a) and (b).................  "Summary -- Financing and Expenses of
                                        the Reverse Stock Split," "General --
                                        Record Date; Voting; Vote Required"
                                        and "Special Factors -- Financing and
                                        Expenses of the Reverse Stock Split"

   Item 6(c)..........................  Not applicable

   Item 6(d)..........................  Not applicable

7. Purpose(s), Alternatives, Reasons
   and Effects

   Item 7(a)..........................  "Summary -- Reasons for the Reverse
                                        Stock Split," "Special Factors --
                                        Background of the Reverse Stock
                                        Split" and "Special Factors --
                                        Reasons for the Reverse Stock Split"

   Item 7(b).........................   "Special Factors -- Background of the
                                        Reverse Stock Split" and "Special
                                        Factors -- Reasons for the Reverse
                                        Stock Split"

   Item 7(c)..........................  "Summary -- Reasons for the Reverse
                                        Stock Split," "Special Factors --
                                        Background of the Reverse Stock
                                        Split" and "Special Factors --
                                        Reasons for the Reverse Stock Split"

   SCHEDULE 13E-3 ITEM                  LOCATION IN PROXY STATEMENT
   -------------------                  ---------------------------

   Item 7(d)..........................  "Summary -- Certain Effects of and
                                        Conduct of the Company's Business
                                        After the Reverse Stock Split,"
                                        "Summary -- Certain Federal Income
                                        Tax Consequences," "General --
                                        Amendment of Charter to Effect a
                                        Reverse Stock Split," "Special
                                        Factors -- Certain Effects of and
                                        Conduct of the Company's Business
                                        After the Reverse Stock Split" and
                                        "Special Factors -- Certain Federal
                                        Income Tax Consequences"

8. Fairness of the Transaction

   Items 8(a) and (b).................  "Summary -- Recommendation of the
                                        Special Committee and the Board;
                                        Fairness of the Reverse Stock Split,"
                                        "Summary -- Opinion of the Financial
                                        Advisor," "Special Factors --
                                        Background of the Reverse Stock
                                        Split," "Special Factors --
                                        Recommendation of the Special
                                        Committee and the Board; Fairness of
                                        the Reverse Stock Split" and "Special
                                        Factors -- Opinion of Financial
                                        Advisor"

   Item 8(c)..........................  "Summary -- Record Date; Voting; Vote
                                        Required," "General -- Record Date;
                                        Voting; Vote Required" and "Special
                                        Factors -- Recommendation of the
                                        Special Committee and the Board;
                                        Fairness of the Reverse Stock Split"

   Item 8(d)..........................  "Summary -- Opinion of the Financial
                                        Advisor," "Special Factors --
                                        Background of the Reverse Stock
                                        Split," "Special Factors --
                                        Recommendation of the Special
                                        Committee and the Board; Fairness of
                                        the Reverse Stock Split" and "Special
                                        Factors -- Opinion of the Financial
                                        Advisor"

    SCHEDULE 13E-3 ITEM                  LOCATION IN PROXY STATEMENT
    -------------------                  ---------------------------

    Item 8(e)..........................  "Special Factors -- Recommendation of
                                         the Special Committee and the Board;
                                         Fairness of the Reverse Stock Split"

    Item 8(f)..........................  "Special Factors -- Background of the
                                         Reverse Stock Split"

9.  Reports, Opinions, Appraisals and
    Certain Negotiations

    Items 9(a) and (b).................  "Summary -- Opinion of the Financial
                                         Advisor," "Special Factors --
                                         Background of the Reverse Stock
                                         Split," "Special Factors --
                                         Recommendation of the Special
                                         Committee and the Board; Fairness of
                                         the Reverse Stock Split," "Special
                                         Factors -- Opinion of the Financial
                                         Advisor" and Annex B to the Proxy
                                         Statement

    Item 9(c)..........................  "Special Factors -- Opinion of the
                                         Financial Advisor"

10. Interests in Securities of the
    Issuer

    Item 10(a).........................  "Summary -- Voting; Voting Required,"
                                         "General -- Voting; Voting Required,"
                                         "Security Ownership of Certain
                                         Beneficial Owners" and "Security
                                         Ownership of Management"

    Item 10(b).........................  Not applicable

11. Contracts, Agreements or
    Understandings with Respect to the
    Issuer's Securities................  Not applicable

12. Present Intention and
    Recommendation of Certain Persons
    with Regard to the Transaction

    SCHEDULE 13E-3 ITEM                 LOCATION IN PROXY STATEMENT
    -------------------                 ---------------------------

    Items 12(a) and (b)...............  "Summary -- Record Date; Voting; Vote
                                        Required," "Summary -- Recommendation
                                        of the Special Committee and the
                                        Board; Fairness of the Reverse Stock
                                        Split," "General -- Record Date;
                                        Voting; Vote Required," and "Special
                                        Factors -- Recommendation of the
                                        Special Committee and the Board;
                                        Fairness of the Reverse Stock Split"

13. Other Provisions of the
    Transaction

    Item 13(a)........................  "Summary -- Rights of Dissenting
                                        Shareholders" and "Special Factors --
                                        Rights of Dissenting Shareholders"

    Items 13(b) and (c)...............  Not applicable

14. Financial Information

    Item 14(a)........................  "Financial Information"


    Item 14(b)........................  Not applicable

15. Persons and Assets Employed,
    Retained or Utilized

    Items 15(a) and (b)...............  "General -- Record Date; Voting; Vote
                                        Required"

16. Additional Information............  Proxy Statement in its Entirety

17. Material to be Filed as Exhibits..  Separately included herewith

Item 1.   Issuer and Class of Security Subject to the Transaction.

     (a) The name of the issuer is The Manhattan Life Insurance Company, a New York guarantee capital life insurance company, and the address of its principal executive offices is 1876 Waycross Road, Cincinnati, Ohio 45240.

     (b) The exact title of the class of equity securities to which this statement relates is Guarantee Capital Shares, par value $2.00 per share (the "Capital Stock"). The information set forth on the Cover Page and under the captions "Summary -- Record Date; Voting; Vote Required" and "General -- Record Date; Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth under the caption "Market Prices for the Capital Stock" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth under the caption "Dividends" of the Proxy Statement is incorporated herein by reference.

     (e)  Not applicable.

     (f)  Not applicable.


Item 2.   Identity and Background.

     (a)-(d) This Statement is filed by the Company, the issuer of the class of securities which is the subject of this Rule 13e-3 transaction, and by UCLIC, a holder of approximately 72.8% of the Capital Stock. The information set forth under the captions "Certain Information Concerning the Company and UCLIC," "Management of the Company" and "Management of UCLIC" of the Proxy Statement is incorporated herein by reference.

     (e) and (f) During the last five years, neither the Company, UCLIC nor any of the persons with respect to whom information is provided in response to this item (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, Federal or State securities laws or finding any violation of such laws.

     (g) All executive officers and directors of the Company and of UCLIC are citizens of the United States.


Item 3.   Past Contracts, Transactions or Negotiations.

     (a)(1)  Not applicable.

     (a)(2) and (b)  Not applicable.


Item 4.   Terms of the Transaction.

     (a)-(b) The information set forth under the captions "Summary -- Purpose of the Special Meeting," "Summary -- Record Date; Voting; Vote Required," "Summary -- Exchange of Certificates and Payment for Fractional Shares of New Capital Stock," "Summary -- Financing and Expenses of the Reverse Stock Split," "General -- Purpose of the Special Meeting," "General -- Record Date; Voting; Vote Required," "General -- Amendment of Charter to Effect a Reverse Stock Split," "Special Factors -- Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split," "Special Factors -- Exchange of Certificates and Payment for Fractional Shares of New Capital Stock," "Special Factors -- Financing and Expenses of the Reverse Stock Split," "Security Ownership of Certain Beneficial Owners" and "Security Ownership of Management" of the Proxy Statement is incorporated herein by reference.


Item 5.   Plans or Proposals of the Issuer or Affiliate.

     (a)-(g) The information set forth under the captions "Summary -- Reasons for the Reverse Stock Split," "Summary -- Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split," "Special Factors -- Reasons for the Reverse Stock Split" and "Special Factors -- Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.


Item 6.   Source and Amounts of Funds or Other Consideration.

     (a)-(b) The information set forth under the captions "Summary -- Financing and Expenses of the Reverse Stock Split," "General -- Record Date; Voting; Vote Required" and "Special Factors -- Financing and Expenses of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (c)  Not applicable.

     (d)  Not applicable.


Item 7.   Purpose(s), Alternatives, Reasons and Effects.

     (a) The information set forth under the captions "Summary -- Reasons for the Reverse Stock Split," "Special Factors -- Background of the Reverse Stock Split" and "Special Factors --

Reasons for the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (b) The information set forth under the captions "Special Factors -- Background of the Reverse Stock Split" and "Special Factors -- Reasons for the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth under the captions "Summary -- Reasons for the Reverse Stock Split," "Special Factors -- Background of the Reverse Stock Split" and "Special Factors -- Reasons for the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth under the captions "Summary -- Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split," "Summary -- Certain Federal Income Tax Consequences," "General -- Amendment of Charter to Effect a Reverse Stock Split," "Special Factors -- Certain Effects of and Conduct of the Company's Business After the Reverse Stock Split" and "Special Factors -- Certain Federal Income Tax Consequences" of the Proxy Statement is incorporated herein by reference.


Item 8.   Fairness of the Transaction.

     (a)-(b) The information set forth under the captions "Summary -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split," "Summary -- Opinion of the Financial Advisor," "Special Factors -- Background of the Reverse Stock Split," "Special Factors -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split" and "Special Factors -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

     (c) The information set forth under the captions "Summary -- Record Date; Voting; Vote Required," "General -- Record Date; Voting; Vote Required" and "Special Factors -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (d) The information set forth under the captions "Summary -- Opinion of the Financial Advisor," "Special Factors -- Background of the Reverse Stock Split," "Special Factors -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split" and "Special Factors -- Opinion of the Financial Advisor" of the Proxy Statement is incorporated herein by reference.

     (e) The information set forth under the caption "Special Factors -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

     (f) The information set forth under the caption "Special Factors -- Background of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.


Item 9.   Reports, Opinions, Appraisals and Certain Negotiations.

     (a)-(b) The information set forth under the captions "Summary -- Opinion of the Financial Advisor," "Special Factors -- Background of the Reverse Stock Split," "Special Factors -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split" and "Special Factors -- Opinion of the Financial Advisor" of the Proxy Statement and Annex B to the Proxy Statement is incorporated herein by reference.

     (c) The information set forth under the caption "Special Factors -- Opinion of the Financial Advisor" of the Proxy Statement is incorporated herein by reference.


Item 10.  Interest in Securities of the Issuer.

     (a) The information with respect to the ownership of and transactions in Common Stock set forth under the captions "Summary -- Voting; Voting Required," "General -- Voting; Voting Required," "Security Ownership of Certain Beneficial Owners" and "Security Ownership of Management" of the Proxy Statement is incorporated herein by reference.

     (b)  Not applicable.


Item 11. Contracts, Arrangements, or Understandings with Respect to the Issuer's Securities.

          Not applicable.


Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

     (a)-(b) The information set forth under the captions "Summary -- Record Date; Voting; Vote Required," "Summary -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split," "General -- Record Date; Voting; Vote Required," and "Special Factors -- Recommendation of the Special Committee and the Board; Fairness of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.


Item 13.  Other provisions of the Transaction.

     (a) The information set forth under the captions "Summary -- Rights of Dissenting Shareholders" and "Special Factors -- Rights of Dissenting Shareholders" of the Proxy Statement is incorporated herein by reference.

     (b)-(c)  Not applicable.


Item 14.  Financial Information.

     (a) The information set forth under the caption "Financial Information" of the Proxy Statement is incorporated herein by reference.

     (b)  Not applicable.


Item 15.  Persons and Assets Employed, Retained or Utilized.

     (a)-(b) The information set forth under the caption "General -- Record Date; Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.


Item 16.  Additional Information.

     All of the information set forth in the Proxy Statement is incorporated herein by reference.


Item 17.  Material to be Filed as Exhibits.

     (a), (c), and (f)  Not applicable.

     (b)(1) Fairness Opinion of BT Securities Corporation is incorporated by reference from Annex B to the Proxy Statement filed as Exhibit (d) hereto.

     (b)(2) Written Presentation delivered by BT Securities Corporation to the Special Committee of the Board of Directors.

     (d) Letter to Shareholders of the Company, Notice of Special Meeting of Shareholders of the Company, Proxy Statement of the Company for the Special Meeting of Shareholders and Proxy Card.

     (e) Statement of appraisal rights is incorporated by reference from Annex C to the Proxy Statement filed as Exhibit (d) hereto.

                                   SIGNATURE

          After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


                             THE MANHATTAN LIFE INSURANCE COMPANY



Dated:  October 22, 1996     By: /s/ Daniel J. Fischer
                                ----------------------------
                                Name:  Daniel J. Fischer
                                Title: President, Chief
                                       Executive Officer
                                       and General Counsel



                             THE UNION CENTRAL LIFE INSURANCE
                             COMPANY



Dated:  October 22, 1996     By: /s/ Larry R. Pike
                                ---------------------------
                                Name:  Larry R. Pike
                                Title: Chairman, President
                                       and Chief Executive
                                       Officer

                                 EXHIBIT INDEX


 Exhibit No.                  Description
 -----------                  -----------

 (a), (c) and      Not applicable.
      (f)

    (b)(1)         Fairness Opinion of BT Securities
                   Corporation is incorporated by
                   reference from Annex B to the Proxy
                   Statement filed as Exhibit (d) hereto.

    (b)(2)         Written Presentation delivered by BT
                   Securities Corporation to the Special
                   Committee of the Board of Directors.

      (d)          Letter to Shareholders of the Company,
                   Notice of Special Meeting of
                   Shareholders of the Company, Proxy
                   Statement of the Company for the
                   Special Meeting of Shareholders and
                   Proxy Card.

      (e)          Statement of appraisal rights is
                   incorporated by reference from Annex C
                   to the Proxy Statement filed as
                   Exhibit (d) hereto.